LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Emerging Markets Currency Fund

Supplement dated March 1, 2018 to the

Prospectus and Statement of Additional Information dated April 1, 2017

This Supplement updates certain information contained in the Fund’s prospectus and statement of additional information (“SAI”). Please review this important information carefully. Each change below is effective March 1, 2018.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 27 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Giulio Martini, Partner and Director	2015
David B. Ritt, Portfolio Manager	2009

The section of the prospectus titled “Management and Organization of the Funds – Portfolio Managers – Emerging Markets Currency Fund” is deleted in its entirety and replaced with the following:

Emerging Markets Currency Fund. Giulio Martini, Partner and Director, heads the Fund’s team. Mr. Martini joined Lord Abbett in and has been a member of the Fund’s team since 2015. Assisting Mr. Martini is David B. Ritt, Portfolio Manager, who joined Lord Abbett in 2006 and has been a member of the Fund’s team since 2009. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015 and Chief Investment Officer of Currency Strategies at AllianceBernstein from 1985 to 2012. Messrs. Martini and Ritt are jointly and primarily responsible for the day-to-day management of the Fund.

The following paragraph replaces the applicable paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-2 of the SAI:

Giulio Martini heads Emerging Markets Currency Fund’s team. Assisting Mr. Martini is David B. Ritt. Messrs. Martini and Ritt are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table on page 5-3 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Other Accounts Managed (# and Total Net Assets+)
	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Currency Fund	Giulio Martini	7/$6,308.2	0/$0	0/$0
	David B. Ritt	1/$9.2	0/$0	0/$0

+ Total net assets are in millions.

The following rows replace the applicable rows of the corresponding table beginning on page 5-4 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Emerging Markets Currency Fund	Giulio Martini	X
	David B. Ritt			X

Please retain this document for your future reference.